Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 1 of 11 Monthly Operating Report CASH BASIS CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11 JUDGE: Honorable Stacey G.C. Jennigan UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: September 2019 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ Karen Nicolaou Responsible Party ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Karen Nicolaou 10/18/2019 PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE Page 1 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 2 of 11 Monthly Operating Report CASH BASIS-1 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 CASH RECEIPTS AND MONTH MONTH MONTH MONTH DISBURSEMENTS September August July June 1. CASH - BEGINNING OF MONTH $ 46,363.45 $ 47,013.45 $ 47,013.45 $ 47,013.45 RECEIPTS 2. CASH SALES 3. ACCOUNTS RECEIVABLE COLLECTIONS $ - $ - $ - $ - 4. LOANS AND ADVANCES 5. SALE OF ASSETS 6. LEASE & RENTAL INCOME 7. WAGES 8. OTHER (ATTACH LIST) $ - $ - $ - $ - 9. TOTAL RECEIPTS $ - $ - $ - $ - DISBURSEMENTS 10. NET PAYROLL 11. PAYROLL TAXES PAID 12. SALES,USE & OTHER TAXES PAID 13. INVENTORY PURCHASES 14. MORTAGE PAYMENTS 15. OTHER SECURED NOTE PAYMENTS 16. RENTAL & LEASE PAYMENTS 17. UTILITIES 18. INSURANCE 19. VEHICLE EXPENSES 20. TRAVEL 21. ENTERTAINMENT 22. REPAIRS & MAINTENANCE 23. SUPPLIES 24. ADVERTISING 25. HOUSEHOLD EXPENSES 26. CHARITABLE CONTRIBUTIONS 27. GIFTS 28. OTHER (ATTACH LIST) $ - $ - $ - $ - 29. TOTAL ORDINARY DISBURSEMENTS $ - $ - $ - $ - REORGANIZATION EXPENSES 30. PROFESSIONAL FEES $ - $ - $ - $ - 31. U.S. TRUSTEE FEES $ - $ 650.00 $ - $ - 32. OTHER (ATTACH LIST) 33. TOTAL REORGANIZATION EXPENSES $ - $ 650.00 $ - $ - 34. TOTAL DISBURSEMENTS $ - $ 650.00 $ - $ - 35. NET CASH FLOW $ - $ (650.00) $ - $ - 36. CASH - END OF MONTH $ 46,363.45 $ 46,363.45 $ 47,013.45 $ 47,013.45 Page 2 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 3 of 11 Monthly Operating Report CASH BASIS-1A 2019 CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11 MONTH: September CASH DISBURSEMENTS DETAIL CASH DISBURSEMENTS DATE PAYEE PURPOSE AMOUNT TOTAL CASH DISBURSEMENTS $ - BANK ACCOUNT DISBURSEMENTS CK# DATE PAYEE PURPOSE AMOUNT TOTAL BANK ACCOUNT DISBURSEMENTS $ - TOTAL DISBURSEMENTS FOR THE MONTH $ - Page 3 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 4 of 11 Monthly Operating Report CASH BASIS-2 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September BANK RECONCILIATIONS Acct #1 A. BANK: Texas Capital Bank B. ACCOUNT NUMBER: 1111085138 TOTAL C. PURPOSE (TYPE): Debtor in Possession Acct 1. BALANCE PER BANK STATEMENT $ 46,363.45 $ 46,363.45 2. ADD: TOTAL DEPOSITS NOT CREDITED $ - $ - 3. SUBTRACT: OUTSTANDING CHECKS $ - $ - 4. OTHER RECONCILING ITEMS $ - $ - 5. MONTH END BALANCE PER BOOKS $ - $ 46,363.45 $ - $ 46,363.45 6. NUMBER OF LAST CHECK WRITTEN 1045 INVESTMENT ACCOUNTS DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS $ - $ - CASH 12. CURRENCY ON HAND $ - 13. TOTAL CASH - END OF MONTH $ 46,363.45 Page 4 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 5 of 11 Monthly Operating Report CASH BASIS-3 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September ASSETS OF THE ESTATE SCHEDULE "A" MONTH MONTH MONTH MONTH REAL PROPERTY September August July June 1. 2. 3. 4. OTHER (ATTACH LIST) - Oil & Gas Wells $ 458,000.00 $ 458,000.00 $ 458,000.00 $ 458,000.00 5. TOTAL REAL PROPERTY ASSETS $ 458,000.00 $ 458,000.00 $ 458,000.00 $ 458,000.00 SCHEDULE "B" PERSONAL PROPERTY 1. CASH ON HAND 2. CHECKING, SAVINGS, ETC. $ 46,363.45 $ 46,363.45 $ 47,013.45 $ 47,013.45 3. SECURITY DEPOSITS 4. HOUSEHOLD GOODS 5. BOOKS, PICTURES, ART 6. WEARING APPAREL 7. FURS AND JEWELRY 8. FIREARMS & SPORTS EQUIPMENT 9. INSURANCE POLICIES 10. ANNUITIES 11. EDUCATION 12. RETIREMENT & PROFIT SHARING 13. STOCKS 14. PARTNERSHIPS & JOINT VENTURES 15. GOVERNMENT & CORPORATE BONDS 16. ACCOUNTS RECEIVABLE 17. ALIMONY 18. OTHER LIQUIDATED DEBTS 19. EQUITABLE INTERESTS 20. CONTINGENT INTERESTS 21. OTHER CLAIMS 22. PATENTS & COPYRIGHTS 23. LICENSES & FRANCHISES 24. CUSTOMER LISTS 25. AUTOS, TRUCKS & OTHER VEHICLES 26. BOATS & MOTORS 27. AIRCRAFT 28. OFFICE EQUIPMENT 29. MACHINERY, FIXTURES & EQUIPMENT 30. INVENTORY 31. ANIMALS 32. CROPS 33. FARMING EQUIPMENT 34. FARM SUPPLIES 35. OTHER (ATTACH LIST) - Due from Others $ 67,804.65 $ 67,804.65 $ 67,804.65 $ 67,804.65 36. TOTAL PERSONAL PROPERTY ASSETS $ 114,168.10 $ 114,168.10 $ 114,818.10 $ 114,818.10 37. TOTAL ASSETS $ 572,168.10 $ 572,168.10 $ 572,818.10 $ 572,818.10 Page 5 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 6 of 11 Monthly Operating Report CASH BASIS-4 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September LIABILITIES OF THE ESTATE PREPETITION SCHEDULE LIABILITIES AMOUNT PAYMENTS 1. SECURED 2. PRIORITY 3. UNSECURED - Due to Managing General Partner $ 89,709.13 4. OTHER (ATTACH LIST) - Plugging Liability $ 1,879,000.00 5. TOTAL PREPETITION LIABILITIES $ 1,968,709.13 $ - POSTPETITION DATE AMOUNT DUE AMOUNT LIABILITIES INCURRED OWED DATE PAST DUE 1. FEDERAL INCOME TAXES 2. FICA/MEDICARE 3. STATE TAXES 4. REAL ESTATE TAXES 5. OTHER TAXES (ATTACH LIST) 6. TOTAL TAXES $ - $ - OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS) 7. Operating Deficit - Due to PDC Energy Dec 2018 $ 65,007.00 12/31/18 $ 65,007.00 8. Operating Deficit - Due to PDC Energy Jan 2019 $ 74,754.00 01/31/19 $ 74,754.00 9. Operating Deficit - Due to PDC Energy Mar 2019 $ 17,268.00 04/30/19 $ 17,268.00 10. Operating Deficit - Due to PDC Energy Apr 2019 $ 88,941.00 05/31/19 $ 88,941.00 11. Operating Deficit - Due to PDC Energy May 2019 $ 48,710.00 06/30/19 $ 48,710.00 12. Operating Deficit - Due to PDC Energy June 2019 $ 53,005.00 07/31/19 $ 53,005.00 13. Operating Deficit - Due to PDC Energy July 2019 $ 6,948.00 08/31/19 $ 6,948.00 14. Operating Deficit - Due to PDC Energy Aug 2019 $ 16,451.00 09/30/19 $ 16,451.00 15. Operating Deficit - Due to PDC Energy Sept 2019 $ 11,563.00 10/31/19 16. 27. 28. 29. (IF ADDITIONAL ATTACH LIST) 30. TOTAL OF LINES 7 - 29 $ 382,647.00 $ 371,084.00 31. TOTAL POSTPETITION LIABILITIES $ 382,647.00 $ 371,084.00 Page 6 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 7 of 11 Monthly Operating Report CASH BASIS-5 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September PAYMENTS TO INSIDERS AND PROFESSIONALS INSIDERS NAME TYPE OF PAYMENT AMOUNT PAID TTL PD TO DATE 1. $ - $ - 2. 3. 4. 5. TOTAL PAYMENTS TO INSIDERS $ - $ - PROFESSIONALS DATE OF COURT ORDER AMOUNT AMOUNT TTL PAID TOTAL INCURRED NAME AUTHORIZING PAYMENT APPROVED PAID TO DATE & UNPAID 1. $ - $ - 2. 3. 4. 5. TOTAL PAYMENTS TO PROFESSIONALS $ - $ - $ - $ - POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS SCHEDULED AMOUNTS TOTAL MONTHLY PAID UNPAID NAME OF CREDITOR PAYMENTS DURING POST- DUE MONTH PETITION 1. 2. 3. 4. 5. 6. TOTAL $ - $ - $ - Page 7 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 8 of 11 Monthly Operating Report CASH BASIS-6 2019 CASE NAME: Rockies Region 2007 LP CASE NUMBER: 18-33514-11 MONTH: September QUESTIONNAIRE YES NO 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE X THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD? 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT X OTHER THAN A DEBTOR IN POSSESSION ACCOUNT? 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR X LOANS) DUE FROM RELATED PARTIES? 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES X THIS REPORTING PERIOD? 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE X DEBTOR FROM ANY PARTY? 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE? X 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES X PAST DUE? 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE? X 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE? X 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS X DELINQUENT? 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE X REPORTING PERIOD? 12. ARE ANY WAGE PAYMENTS PAST DUE? X IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. 10. The Managing General Partner, PDC Energy, makes payments directly to suppliers for post-petition administrative expenses. These amounts are payable monthly from proceeds of sales of oil, gas and NGLs; however, there are currently insufficient proceeds available from operations to reimburse PDC. PDC has consented to nonpayment and continuing accrual of such amounts until a later date. INSURANCE N/A YES NO 1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT? 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT? 3. PLEASE ITEMIZE POLICIES BELOW IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY. This entity does not have insurance policies or employees. The Managing General Partner, PDC Energy, performs all of the duties for this entity. This entity is an additional named insured on PDC Energy's insurance policies. PDC Energy's insurance will remain in force throughout this Bankruptcy Process. INSTALLMENT PAYMENTS TYPE OF PERIOD PAYMENT AMOUNT POLICY CARRIER COVERED & FREQUENCY Page 8 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 9 of 11 Monthly Operating Report CASH BASIS-1 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September pg 2. 32 OTHER (ATTACH LIST) $ - Page 9 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 10 of 11 Monthly Operating Report CASH BASIS-3 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September Schedule A 4. OTHER (ATTACH LIST) $ 458,000.00 Offer Amount - see attached well listing $ 458,000.00 Schedule B 35. OTHER (ATTACH LIST) $ 67,804.65 Due from RR 2006LP $ 12,576.65 Due from PDC Energy, Inc. 55,228.00 Total $ 67,804.65 Page 10 of 11

Case 18-33513-sgj11 Doc 283 Filed 10/18/19 Entered 10/18/19 15:45:22 Page 11 of 11 Monthly Operating Report CASH BASIS-3 CASE NAME: Rockies Region 2007 LP 2019 CASE NUMBER: 18-33514-11 MONTH: September Schedule A - Line 4 Details Oil and gas wells Weld Colorado Total Estimated Value of wells as a group: $ 458,000 Nature of Debtor's Interest in Property: Well Bore Only Working Interest Number Name Interest 1 105.007204 RUSCO 33-23 0.99981000 2 105.007205 RUSCO 43-23 0.99981000 3 105.007268 KOHLHOFF 33-2 0.99981000 4 105.007269 KOHLHOFF 34-2 0.99981000 5 105.007272 KOHLHOFF 43-2 0.99981000 6 105.007273 KOHLHOFF 44-2 0.99981000 7 105.007280 WAHLERT 41-34 0.99981000 8 105.007875 GUTTERSEN 23-6 0.99981000 9 105.007876 GUTTERSEN 24-6 0.99981000 10 105.007877 GUTTERSEN 34-6 0.99981000 11 105.007878 GUTTERSEN 33-6 0.99981000 12 105.007879 GUTTERSEN 43-6 0.99981000 13 105.007880 GUTTERSEN 44-6 0.99981000 14 105.007900 GUTTERSEN 44-12 0.99981000 15 105.007901 GUTTERSEN 43-12 0.99981000 16 105.007902 GUTTERSEN 33-12 0.99981000 17 105.007903 GUTTERSEN 34-12 0.99981000 18 105.007904 GUTTERSEN 12D 0.99981000 19 105.008033 ROTHARMEL 12-33 0.74582927 20 105.008034 ROTHARMEL 22-33 0.73288333 21 105.008068 TELARICO 31-33 0.99981000 22 105.008069 HOLLISTER 32-33 0.99981000 23 105.008070 TELARICO 33 c 0.99981000 24 105.008071 ROTHARMEL 33A 0.73938228 25 105.008072 TOLMACHOFF 41-33 0.99981000 26 105.008074 ANDERSON 33-34 0.99981000 27 105.008075 ANDERSON 34-34 0.99981000 28 105.008095 HALL 42-33 0.99981000 29 105.008201 GUTTERSEN 33-18 0.99981000 30 105.008202 GUTTERSEN 43-18 0.99981000 31 105.008247 COOK 34-20 0.99981000 32 105.008312 GUTTERSEN 33-31 0.99204263 33 105.008313 GUTTERSEN 43-31 0.99204263 34 105.008432 ANDERSON 34B 0.99981000 35 105.071010 ROTHARMEL 11-33 0.74582927 36 105.071066 GUTTERSEN 41-13 0.99981000 37 105.071067 GUTTERSEN 31-13 0.99981000 38 105.071068 GUTTERSEN 13C 0.99981000 39 105.071069 GUTTERSEN 32-13 0.99981000 40 105.071070 GUTTERSEN 42-13 0.99981000 41 105.071123 GUTTERSEN 11-30 0.99981000 42 105.071124 GUTTERSEN 12-30 0.99981000 43 105.071126 GUTTERSEN 22-30 0.99981000 44 105.071127 GUTTERSEN 30A 0.99981000 11 of 11